Sub-Item 77 Q1(g)

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is adopted as of this 30th day of March, 2010 by and among (i) each of the Van Kampen and Morgan Stanley open-end registered investment companies identified on Exhibit A hereto (each a "Target Entity") separately, where applicable, on behalf of its respective series identified on Exhibit A hereto (each a "Target Fund"); (ii) Morgan Stanley Investment Management Inc. ("MSIM"); (iii) Morgan Stanley Investment Advisors Inc. ("MSIA"); (iv) Van Kampen Asset Management ("VKAM");
(v) each of the registrants in the AIM Family of Funds identified on Exhibit A hereto (each an "Acquiring Entity"), separately on behalf of its respective series identified on Exhibit A hereto (each an "Acquiring Fund"); and (vi) Invesco Advisers, Inc. ("IAI").

          WHEREAS, Morgan Stanley entered into a definitive agreement dated October 19, 2009 (the "Transaction Agreement") to sell substantially all of its retail asset management business operating under both the Morgan Stanley and Van Kampen brands to Invesco, Ltd. ("Invesco") (referred to herein as the "MS/Invesco Transaction");

          WHEREAS, the parties hereto intend for each Acquiring Fund and its corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the assets and liabilities of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund identified on Exhibit A of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a "Reorganization" and collectively, the "Reorganizations"). Each Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the Target Fund;

          WHEREAS, each Target Entity and each Acquiring Entity is an open-end, registered investment company of the management type; and

          WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code").

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   DESCRIPTION OF THE REORGANIZATIONS

     1.1. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

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     1.2. Provided that all conditions precedent to a Reorganization set forth herein have been satisfied as of the Closing Date (defined in Section 3.1), and based on the representations and warranties each party provides to the others, each Target Entity and its corresponding Acquiring Entity agree to take the following steps with respect to their Reorganization(s), the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

          (a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in
     Section 2.

          (b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, except for cash, bank deposits or cash equivalent securities in an amount necessary to pay the estimated costs of extinguishing any Excluded Liabilities (as defined in Section 1.2(c)) and cash in an amount necessary to pay any distributions pursuant to Section 7.1(g) (collectively, "Assets").

          (c) The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund's Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Target Fund separately, "Liabilities"). Each Target Fund will use its best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a)) to the extent possible and consistent with its own investment objectives and policies and normal business operations. If prior to the Closing Date the Acquiring Entity identifies a liability that the Acquiring Entity and the Target Entity mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Entity and the Target Entity at Closing and attached to this Agreement as
     Schedule 1.2(c) (the "Excluded Liabilities"). The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund's "Net Assets."

          (d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record ("Target Fund Shareholders") the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its charter and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to each class of the Target Fund's shares, by the transfer of the Acquiring Fund shares of the corresponding class then credited to

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     the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class. The aggregate net asset value of the Acquiring Fund shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund's shares owned by the Target Fund Shareholders on the Valuation Date. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

          (e) Ownership of Acquiring Fund shares will be shown on its books, as such are maintained by the Acquiring Fund's transfer agent.

2.   VALUATION

     2.1. With respect to each Reorganization:

          (a) The value of the Target Fund's Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange ("NYSE"), which shall reflect the declaration of any dividends, on the business day next preceding the Closing Date (the "Valuation Date"), using the Target Fund's valuation procedures established by the Target Entity's Board of Trustees, which shall be provided to the Acquiring Fund prior to the Valuation Date.

          (b) The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of the Target Fund as of the close of business on the Valuation Date, provided that, if more than one class of shares of the Target Fund is being exchanged for a single class of shares of the Acquiring Fund, then the net asset value per share of such class of shares of the Acquiring Fund issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of the Target Fund having attributes most consistent with the Acquiring Fund share class, as determined by the Acquiring Fund (the "Primary Share Class"), or the net asset value of such other class of shares of the Target Fund as the parties may mutually agree.

          (c) The number of shares issued of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) in exchange for the Target Fund's Net Assets shall equal the number of shares of the corresponding class of the Target Fund outstanding as of the Valuation Time, provided that if two or more classes of shares of the Target Fund are exchanged for a single class of shares of the Acquiring Fund, then the number of Acquiring Fund shares issued with respect to each such Target Fund class, other than the Primary Share Class, shall equal the quotient of the net asset value of such class divided by the net asset value per share of the Primary Share Class, all as of the Valuation Time.

          (d) All computations of value shall be made by the Target Fund's designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund's recordkeeping agent and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

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3.   CLOSING AND CLOSING DATE

     3.1. Each Reorganization shall close on June 1, 2010 or such other date as the parties may agree with respect to any or all Reorganizations (the "Closing Date"). All acts taking place at the closing of a Reorganization ("Closing") shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date of that Reorganization unless otherwise agreed to by the parties (the "Closing Time"). The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

     3.2. With respect to each Reorganization:

          (a) The Target Fund's portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund's Custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Fund's custodian (the "Target Custodian") to deliver to the Acquiring Fund's Custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")), in which the Assets are deposited, the Target Fund's portfolio securities and instruments so held. The cash to be transferred by a Target Fund shall be delivered to the Acquiring Fund's Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers' confirmation slips.

          (b) The Target Entity shall direct the Target Custodian for each Target Fund to deliver, at the Closing, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made.

          (c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and

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     verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations (the "AML Documentation") and such other information as the Acquiring Fund may reasonably request. The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

          (d) The Target Entity shall direct each applicable transfer agent for a Target Fund (the "Target Transfer Agent") to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Entity, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date, or provide other evidence satisfactory to the Target Entity that such Acquiring Fund shares have been credited to the Target Fund Shareholders' accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

          (e) In the event that on the Valuation Date or the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees/Directors of the Acquiring Entity or the Target Entity or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Each Target Entity, on behalf of itself or, where applicable a Target Fund, represents and warrants to its corresponding Acquiring Entity and Acquiring Fund as follows:

          (a) The Target Entity is duly organized or, where applicable, the Target Fund is duly organized as a series of the Target Entity, which is an entity of the type and organized under the laws of the jurisdiction as set forth on Exhibit B, in each case validly existing and in good standing and with power under the Target Entity's governing documents (including bylaws), as applicable ("Governing Documents"), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

          (b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority ("FINRA") is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

          (d) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between October 1, 2001 and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund's prospectus and statement of additional information and the value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund (or any class thereof) during the twelve month period preceding the date hereof which would have a material adverse effect on such Target Fund or its properties or assets;

          (f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

          (g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity's Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

          (h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate with respect to the Target Fund without liability to the Target

     Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;

          (i) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Fund's knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund's financial condition or the conduct of its business. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (j) The financial statements of the Target Fund for the Target Fund's most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund's prospectus or statement of additional information included in the Target Fund's registration statement on Form N-1A (the "Prospectus" and "Statement of Additional Information"). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund's most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring
     Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (k) Since the last day of the Target Fund's most recently completed fiscal year, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund's shares by shareholders of the Target Fund or the discharge of the Target Fund's ordinary course liabilities shall not constitute a material adverse change;

          (l) On the Closing Date, all material Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund's knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the

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     time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, "Tax" or "Taxes" means (i) any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. "Return" means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

          (m) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. If Target Fund serves as a funding vehicle for variable contracts (life insurance or annuity), Target Fund, with respect to each of its taxable years that has ended prior to the Closing Date during which it has served as such a funding vehicle, has satisfied the diversification requirements of Section 817(h) of the Code and will continue to satisfy the requirements of Section 817(h) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. In order to (i) ensure continued qualification of the Target Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of the Target Fund arising by reason of undistributed investment company taxable income or net capital gain, the Target Fund, unless the Target Fund has been advised by the Acquiring Fund that the Acquiring Fund will deliver an opinion of counsel that the Reorganization qualifies as a reorganization under Section 368(a)(1)(F) as provided by Section 8.6 below, before the Closing Date will declare on or prior to the Valuation Date to the shareholders of Target Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Target Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date and (B) all of Target Fund's net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover);

          (n) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or Notice requirements of the 1933 Act and state and District of Columbia securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of

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     the Target Transfer Agent, on behalf of the Target Fund. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund's shares, except for the automatic conversion right of holders of Class B and Class P shares, as applicable, of the Target Fund to convert to Class A shares in accordance with the terms set forth in the Target Fund's Prospectus and Statement of Additional Information and Governing Documents;

          (o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the directors or trustees, as applicable, of the Target Entity and, subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (p) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by any Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

          (q) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

          (r) The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

          (s) The Target Fund has no unamortized or unpaid organizational fees or expenses.

     4.2. Each Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to its corresponding Target Entity and Target Fund as follows:

          (a) The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Agreement and Declaration of Trust or

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     Second Amended and Restated Agreement and Declaration of Trust, as
     applicable, in each case, as amended (the "Agreement and Declaration of Trust"), to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

          (b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect;

          (c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

          (d) The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) On the Closing Date, the Acquiring Fund will have no assets other than nominal capital contributed by Invesco or its affiliates;

          (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity's Agreement and Declaration of Trust or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Fund's knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last 12 months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Invesco or its affiliate to secure any required initial shareholder approvals;

          (i) On the Closing Date, all material Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund's knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending;

          (j) The Acquiring Fund was formed for the purpose of the respective Reorganization and intends to elect to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Acquiring Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification as a regulated investment company beginning on the first day of its current taxable year. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. If the Acquiring Fund serves as a funding vehicle for variable contracts (life insurance or annuity), the Acquiring Fund, with respect to each of its taxable years that has ended prior to the Closing Date during which it has served as such a funding vehicle, has satisfied the diversification requirements of Section 817(h) of the Code and will continue to satisfy the requirements of Section 817(h) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date;

          (k) All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, all offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws. The Acquiring Fund does not have and will not have outstanding as of the Closing Date any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares (other than rights presented by this contract), nor is there outstanding any security convertible into any Acquiring Fund shares;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund's Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

          (n) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (o) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Invesco or its affiliates; and

          (p) As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

5.   COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

     5.1. With respect to each Reorganization:

          (a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

          (b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the "N-14 Registration Statement").

          (c) The Target Entity will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. The Target Entity shall, through its board of directors/trustees, if considered by such director/trustees to be consistent with their fiduciary obligations, recommend to the shareholders of the Target Fund approval of this Agreement.

          (d) The Target Fund covenants that the Acquiring Fund shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

          (e) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund's shares.

          (f) The Target Entity will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the "Target Fund Shareholder Documentation"), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) all FIN 48 work papers and supporting statements pertaining to the Target Fund (the "FIN 48 Workpapers"), and (4) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date. The information to be provided under
     (1) of this sub-section shall be provided as soon as reasonably practicable after the Closing but in any event not later than twenty (20) business days after Closing and the information to be provided under (2) through (4) of this sub-section shall be provided at or prior to the Closing.

          (g) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          (h) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.

          (i) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

          (j) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring

     Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

          (k) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

          (l) A statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code will be provided to the Acquiring Fund prior to Closing if the Target Fund's most recent fiscal year ended on or before December 31, 2009, otherwise within ninety (90) days after the Closing Date.

          (m) It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of
     Section 368(a) of the Code.

          (n) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

          (o) On or prior to the signing of this Agreement or within twenty (20) business days thereafter, the Target Fund shall have delivered to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions; and (3) any organizational documents, including without limitation, the declarations of trust, articles of incorporation and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders with respect to any wholly-owned subsidiaries of the Target Fund.

          (p) The contingent deferred sales charge ("CDSC") applicable to Class B and Class C shares of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class B and Class C shares, respectively, of the Target Fund and, for purposes of calculating the CDSC, recipients of such Class B and Class C shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

     6.1. With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          (a) All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

          (b) The Acquiring Entity shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

          (c) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Date;

          (d) The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2 hereto; and

          (e) The Target Entity shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP ("Stradley Ronon"), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

               (i) The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Acquiring Fund's properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

               (ii) The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

               (iii) The Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, the Target Fund, MSIM, MSIA and VKAM, is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

               (iv) The Acquiring Fund shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund's Assets will be fully paid and non-assessable by the Acquiring Entity and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

               (v) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Entity's Agreement and Declaration of Trust or By-Laws or a breach or default under any agreement pertaining to the Acquiring Fund identified as an exhibit in Part C of the registration statement on Form N-1A last filed by Acquiring Entity or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     7.1. With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          (a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

          (b) The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity on the Closing Date (i) a statement of the Target Fund's Assets, together with a list of portfolio securities of the Target Fund, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) the AML Documentation and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

          (c) The Target Entity shall have delivered to the Acquiring Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

          (d) The Target Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b), 3.2(d) of this Agreement, respectively, and the Target Transfer Agent or the Target Fund's President or Vice President shall have delivered the certificate contemplated by Section 5.1(f) of this Agreement, each duly executed by an authorized officer of the Target Custodian, the Target Transfer Agent, the Target Fund's President or the Target Fund's Vice President, as applicable;

          (e) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Date;

          (f) The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund set forth on Exhibit A hereto to be issued in connection with the Reorganization after such number has been calculated in accordance with
     Section 1.2 hereto;

          (g) Unless the Target Fund has been advised by the Acquiring Fund that the Acquiring Fund will deliver an opinion of counsel that the Reorganization qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code, the Target Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders
     (i) all of its investment company taxable income (determined without regard to any deductions for dividends paid) and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; and (ii) any such undistributed investment company taxable income and net realized capital gains from any prior period to the extent not otherwise already distributed; and

          (h) The Acquiring Entity shall have received on the Closing Date the opinion of _________________, counsel to the Target Entity (which may rely on certificates of officers or directors/trustees of the Target Entity), covering the following points:

               (i) The Target Entity is an entity of the type as set forth on Exhibit B, duly organized, incorporated or formed, validly existing and in good standing under the laws of the jurisdiction in which the Target Entity was organized, incorporated or formed, as set forth on Exhibit B, and has the corporate or trust power, as applicable, to own all of Target Fund's properties and assets, and to conduct its business, including that of the Target Fund, as described in its organizational documents or in the most recently filed registration statement of the Target Fund;

               (ii) The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

               (iii) The Agreement has been duly authorized by the Target Entity on behalf of Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity and the Acquiring Fund, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

               (iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of, as appropriate, the Target Entity's Governing Documents or a breach or default under any agreement pertaining to the Target Fund identified as an exhibit in Part C of the registration statement on Form N-1A last filed by Target Entity or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

     With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity's Governing Documents, applicable law of the jurisdiction in which the Target Entity is organized, as set forth on Exhibit B, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

     8.2. The Agreement and transactions contemplated herein shall have been approved by the board of directors/trustees of the Target Entity and the board of trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party's board of directors/trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;

     8.3. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity's or the Acquiring Entity's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein or the MS/Invesco Transaction;

     8.4. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

     8.5. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.6. The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Stradley Ronon in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a "reorganization" under Section 368(a)(1)(F) of the Code; and

     8.7. The MS/Invesco Transaction contemplated by the Transaction Agreement shall have been consummated.

9.   BROKERAGE FEES AND EXPENSES

     9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. Morgan Stanley and Invesco will bear or arrange for an entity under common ownership of Morgan Stanley or Invesco to bear the expenses relating to the Reorganizations, allocated among Morgan Stanley and Invesco as set forth in the Transaction Agreement. The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, organizing each Acquiring Fund, preparation, printing and distribution of the N-14 Registration Statement for each Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of holding shareholders' meetings.

10.  COOPERATION AND EXCHANGE OF INFORMATION

     With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the corresponding Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable Law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that a Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.  INDEMNIFICATION

     11.1. With respect to a Reorganization, the applicable Acquiring Entity, out of the assets of the Acquiring Fund, and IAI agree to indemnify and hold harmless the Target Entity and each of the Target Entity's officers and directors/trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its directors/trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

     11.2. With respect to a Reorganization, MSIM, MSIA and VKAM, each with respect to a Target Fund for which it acts as investment adviser, agrees to indemnify and hold harmless the applicable Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

12.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

     12.1. Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     12.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations by (i) mutual agreement of the parties; or (ii) by either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before September 30, 2010, unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iii) by any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties' respective obligations under Section 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

     NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

          For each Target Entity:

          522 Fifth Avenue
          New York, NY  10036
          Fax: 212 507-6976
          Attn: Arthur J. Lev

          With a copy to:

          Morgan Stanley Investment Management
          522 Fifth Avenue 10036
          Fax:  212 507-5808
          Attn: Stefanie V. Chang Yu

          For Morgan Stanley Investment Management Inc.:

          522 Fifth Avenue
          New York, NY  10036
          Fax:  212 507-6976
          Attn: Arthur J. Lev

          With a copy to:
          Morgan Stanley Investment Management
          522 Fifth Avenue
          Fax:  212 507-5808
          Attn: Stefanie V. Chang Yu

          For Morgan Stanley Investment Advisors Inc.:

          522 Fifth Avenue
          New York, NY  10036
          Fax:  212 507-6976
          Attn: Arthur J. Lev

          With a copy to:

          Morgan Stanley Investment Management
          522 Fifth Avenue
          New York, NY  10036
          Fax:  212 507-5808
          Attn: Stefanie V. Chang Yu

          For Van Kampen Asset Management:

          522 Fifth Avenue
          New York, NY  10036
          Fax:  212 507-6976
          Attn: Arthur J. Lev
          with a copy to:

          Morgan Stanley Investment Management

          522 Fifth Avenue
          New York, NY  10036
          Fax:  212 507-5808
          Attn: Stefanie V. Chang Yu

          For Invesco Advisers, Inc.:

          1555 Peachtree Street, N.E.,
          Atlanta, Georgia  30309

          Fax:  404-724-4282
          Attn: General Counsel

          For each Acquiring Entity

          11 Greenway Plaza, Suite 100
          Houston, TX  77046
          Fax:  713-993-9185
          Attn: General Counsel

          with a copy to:

          E. Carolan Berkley
          Stradley Ronon Stevens & Young, LLP
          2600 One Commerce Square
          Philadelphia, PA  19103-7098
          Fax: (215) 564-8120

15.  HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. This agreement may be executed in any number of counterparts, each of which shall be considered an original.

     15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the Agreement and Declaration of Trust of the applicable Acquiring Entity, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

AIM COUNSELOR SERIES TRUST, ON BEHALF   AIM GROWTH SERIES, ON BEHALF OF ITS
OF ITS SERIES IDENTIFIED ON EXHIBIT A   SERIES IDENTIFIED ON EXHIBIT A HERETO
HERETO


By: /s/ Philip A. Taylor                By: /s/ Philip A. Taylor
    ---------------------------------       ---------------------------------
Name: Philip A. Taylor                  Name: Philip A. Taylor
Title: President                        Title: President


AIM INVESTMENT FUNDS, ON BEHALF OF      AIM INVESTMENT SECURITIES FUNDS, ON
ITS SERIES IDENTIFIED ON EXHIBIT A      BEHALF OF ITS SERIES IDENTIFIED ON
HERETO                                  EXHIBIT A HERETO


By: /s/ Philip A. Taylor                By: /s/ Philip A. Taylor
    ---------------------------------       ---------------------------------
Name: Philip A. Taylor                  Name: Philip A. Taylor
Title: President                        Title: President


AIM SECTOR FUNDS, ON BEHALF OF ITS      AIM TAX-EXEMPT FUNDS, ON BEHALF OF
SERIES IDENTIFIED ON EXHIBIT A HERETO   ITS SERIES IDENTIFIED ON EXHIBIT A
                                        HERETO


By: /s/ Philip A. Taylor                By: /s/ Philip A. Taylor
    ---------------------------------       ---------------------------------
Name: Philip A. Taylor                  Name: Philip A. Taylor
Title: President                        Title: President


AIM VARIABLE INSURANCE FUNDS, ON
BEHALF OF ITS SERIES IDENTIFIED ON
EXHIBIT A HERETO


By: /s/ Philip A. Taylor
    ---------------------------------
Name: Philip A. Taylor
Title: President

MORGAN STANLEY BALANCED FUND, ON        MORGAN STANLEY CALIFORNIA TAX-FREE
BEHALF OF ITS SERIES IDENTIFIED ON      INCOME FUND, ON BEHALF OF ITS SERIES
EXHIBIT A HERETO                        IDENTIFIED ON EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


MORGAN STANLEY CONVERTIBLE SECURITIES   MORGAN STANLEY DIVIDEND GROWTH
TRUST, ON BEHALF OF ITS SERIES          SECURITIES INC., ON BEHALF OF ITS
IDENTIFIED ON EXHIBIT A HERETO          SERIES IDENTIFIED ON EXHIBIT A HERETO


By: /s/ Randy Takian                     By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


MORGAN STANLEY EQUALLY-WEIGHTED S&P     MORGAN STANLEY FUNDAMENTAL VALUE
500 FUND, ON BEHALF OF ITS SERIES       FUND, ON BEHALF OF ITS SERIES
IDENTIFIED ON EXHIBIT A HERETO          IDENTIFIED ON EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


MORGAN STANLEY FX SERIES FUNDS, ON      MORGAN STANLEY GLOBAL ADVANTAGE FUND,
BEHALF OF ITS SERIES IDENTIFIED ON      ON BEHALF OF ITS SERIES IDENTIFIED ON
EXHIBIT A HERETO                        EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


MORGAN STANLEY GLOBAL DIVIDEND GROWTH   MORGAN STANLEY HEALTH SCIENCES TRUST,
SECURITIES, ON BEHALF OF ITS SERIES     ON BEHALF OF ITS SERIES IDENTIFIED ON
IDENTIFIED ON EXHIBIT A HERETO          EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


MORGAN STANLEY HIGH YIELD SECURITIES    MORGAN STANLEY INSTITUTIONAL FUND,
INC., ON BEHALF OF ITS SERIES           INC., ON BEHALF OF ITS SERIES
IDENTIFIED ON EXHIBIT A HERETO          IDENTIFIED ON EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer

MORGAN STANLEY INSTITUTIONAL FUND       MORGAN STANLEY MID-CAP VALUE FUND, ON
TRUST, ON BEHALF OF ITS SERIES          BEHALF OF ITS SERIES IDENTIFIED ON
IDENTIFIED ON EXHIBIT A HERETO          EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


MORGAN STANLEY PACIFIC GROWTH FUND      MORGAN STANLEY NEW YORK TAX-FREE
INC., ON BEHALF OF ITS SERIES           INCOME FUND, ON BEHALF OF ITS SERIES
IDENTIFIED ON EXHIBIT A HERETO          IDENTIFIED ON EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


MORGAN STANLEY SELECT DIMENSIONS        MORGAN STANLEY S&P 500 INDEX FUND, ON
INVESTMENT SERIES, ON BEHALF OF ITS     BEHALF OF ITS SERIES IDENTIFIED ON
SERIES IDENTIFIED ON EXHIBIT A HERETO   EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


MORGAN STANLEY SMALL-MID SPECIAL        MORGAN STANLEY SERIES FUNDS, ON
VALUE FUND, ON BEHALF OF ITS SERIES     BEHALF OF ITS SERIES IDENTIFIED ON
IDENTIFIED ON EXHIBIT A HERETO          EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


MORGAN STANLEY TAX-EXEMPT SECURITIES    MORGAN STANLEY SPECIAL VALUE FUND, ON
TRUST, ON BEHALF OF ITS SERIES          BEHALF OF ITS SERIES IDENTIFIED ON
IDENTIFIED ON EXHIBIT A HERETO          EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


                                        MORGAN STANLEY TECHNOLOGY FUND, ON
                                        BEHALF OF ITS SERIES IDENTIFIED ON
                                        EXHIBIT A HERETO


                                        By: /s/ Randy Takian
                                            ---------------------------------
                                        Name: Randy Takian
                                        Title: President and Principal
                                               Executive Officer

MORGAN STANLEY VALUE FUND, ON BEHALF    MORGAN STANLEY VARIABLE INVESTMENT
OF ITS SERIES IDENTIFIED ON EXHIBIT A   SERIES, ON BEHALF OF ITS SERIES
HERETO                                  IDENTIFIED ON EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Randy Takian
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


THE UNIVERSAL INSTITUTIONAL FUNDS,      VAN KAMPEN CAPITAL GROWTH FUND, ON
INC., ON BEHALF OF ITS SERIES           BEHALF OF ITS SERIES IDENTIFIED ON
IDENTIFIED ON EXHIBIT A HERETO          EXHIBIT A HERETO


By: /s/ Randy Takian                    By: /s/ Edward C. Wood III
    ---------------------------------       ---------------------------------
Name: Randy Takian                      Name: Edward C. Wood III
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


VAN KAMPEN COMSTOCK FUND, ON BEHALF     VAN KAMPEN CORPORATE BOND FUND, ON
OF ITS SERIES IDENTIFIED ON EXHIBIT A   BEHALF OF ITS SERIES IDENTIFIED ON
HERETO                                  EXHIBIT A HERETO


By: /s/ Edward C. Wood III              By: /s/ Edward C. Wood III
    ---------------------------------       ---------------------------------
Name: Edward C. Wood III                Name: Edward C. Wood III
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


VAN KAMPEN ENTERPRISE FUND, ON BEHALF   VAN KAMPEN EQUITY AND INCOME FUND, ON
OF ITS SERIES IDENTIFIED ON EXHIBIT A   BEHALF OF ITS SERIES IDENTIFIED ON
HERETO                                  EXHIBIT A HERETO


By: /s/ Edward C. Wood III              By: /s/ Edward C. Wood II
    ---------------------------------       ---------------------------------
Name: Edward C. Wood III                Name: Edward C. Wood III
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


VAN KAMPEN EQUITY TRUST, ON BEHALF OF   VAN KAMPEN EQUITY TRUST II, ON BEHALF
ITS SERIES IDENTIFIED ON EXHIBIT A      OF ITS SERIES IDENTIFIED ON EXHIBIT A
HERETO                                  HERETO


By: /s/ Edward C. Wood III              By: /s/ Edward C. Wood III
    ---------------------------------       ---------------------------------
Name: Edward C. Wood III                Name: Edward C. Wood III
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


VAN KAMPEN GOVERNMENT SECURITIES        VAN KAMPEN GROWTH AND INCOME FUND, ON
FUND, ON BEHALF OF ITS SERIES           BEHALF OF ITS SERIES IDENTIFIED ON
IDENTIFIED ON EXHIBIT A HERETO          EXHIBIT A HERETO


By: /s/ Edward C. Wood III              By: /s/ Edward C. Wood III
    ---------------------------------       ---------------------------------
Name: Edward C. Wood III                Name: Edward C. Wood III
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer

VAN KAMPEN HARBOR FUND, ON BEHALF OF    VAN KAMPEN HIGH YIELD FUND, ON BEHALF
ITS SERIES IDENTIFIED ON EXHIBIT A      OF ITS SERIES IDENTIFIED ON EXHIBIT A
HERETO                                  HERETO


By: /s/ Edward C. Wood III              By: /s/ Edward C. Wood III
    ---------------------------------       ---------------------------------
Name: Edward C. Wood III                Name: Edward C. Wood III
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


VAN KAMPEN LIFE INVESTMENT TRUST, ON    VAN KAMPEN LIMITED DURATION FUND, ON
BEHALF OF ITS SERIES IDENTIFIED ON      BEHALF OF ITS SERIES IDENTIFIED ON
EXHIBIT A HERETO                        EXHIBIT A HERETO


By: /s/ Edward C. Wood III              By: /s/ Edward C. Wood III
    ---------------------------------       ---------------------------------
Name: Edward C. Wood III                Name: Edward C. Wood III
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


VAN KAMPEN PENNSYLVANIA TAX FREE        VAN KAMPEN REAL ESTATE SECURITIES
INCOME FUND, ON BEHALF OF ITS SERIES    FUND, ON BEHALF OF ITS SERIES
IDENTIFIED ON EXHIBIT A HERETO          IDENTIFIED ON EXHIBIT A HERETO


By: /s/ Edward C. Wood III              By: /s/ Edward C. Wood III
    ---------------------------------       ---------------------------------
Name: Edward C. Wood III                Name: Edward C. Wood III
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


VAN KAMPEN SERIES FUND, INC., ON        VAN KAMPEN TAX-EXEMPT TRUST, ON
BEHALF OF ITS SERIES IDENTIFIED ON      BEHALF OF ITS SERIES IDENTIFIED ON
EXHIBIT A HERETO                        EXHIBIT A HERETO


By: /s/ Edward C. Wood III              By: /s/ Edward C. Wood III
    ---------------------------------       ---------------------------------
Name: Edward C. Wood III                Name: Edward C. Wood III
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


VAN KAMPEN TAX FREE TRUST, ON BEHALF    VAN KAMPEN TRUST, ON BEHALF OF ITS
OF ITS SERIES IDENTIFIED ON EXHIBIT A   SERIES IDENTIFIED ON EXHIBIT A HERETO
HERETO


By: /s/ Edward C. Wood III              By: /s/ Edward C. Wood III
    ---------------------------------       ---------------------------------
Name: Edward C. Wood III                Name: Edward C. Wood III
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer


VAN KAMPEN TRUST II, ON BEHALF OF ITS   VAN KAMPEN U.S. GOVERNMENT TRUST, ON
SERIES IDENTIFIED ON EXHIBIT A HERETO   BEHALF OF ITS SERIES IDENTIFIED ON
                                        EXHIBIT A HERETO


By: /s/ Edward C. Wood III              By: /s/ Edward C. Wood III
    ---------------------------------       ---------------------------------
Name: Edward C. Wood III                Name: Edward C. Wood III
Title: President and Principal          Title: President and Principal
       Executive Officer                       Executive Officer

INVESCO ADVISERS, INC.                  MORGAN STANLEY INVESTMENT MANAGEMENT
                                        INC.


By: /s/ Philip A. Taylor                By: /s/ Randy Takian
    ---------------------------------       ---------------------------------
Name: Philip A. Taylor                  Name: Randy Takian
Title: Co-President                     Title: President


                                        MORGAN STANLEY INVESTMENT ADVISORS INC.


                                        By: /s/ Randy Takian
                                            ---------------------------------
                                        Name: Randy Takian
                                        Title: President


                                        VAN KAMPEN ASSET MANAGEMENT


                                        By: /s/ Edward C. Wood III
                                            ---------------------------------
                                        Name: Edward C. Wood III
                                        Title: Managing Director and Chief
                                               Administrative Officer

                                    EXHIBIT A

                            CHART OF REORGANIZATIONS

ACQUIRING FUND (AND SHARE CLASSES) AND           CORRESPONDING TARGET FUND (AND SHARE CLASSES)
ACQUIRING ENTITY                                 AND TARGET ENTITY
---------------------------------------------    ---------------------------------------------
AIM COUNSELOR SERIES TRUST
   Invesco Balanced Fund, a series of AIM           Morgan Stanley Balanced Fund
   Counselor Series Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco California Tax-Free Income Fund, a       Morgan Stanley California Tax-Free Income
   series of AIM Counselor Series Trust             Fund
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Dividend Growth Securities Fund, a       Morgan Stanley Dividend Growth Securities
   series of AIM Counselor Series Trust             Inc.
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Equally-Weighted S&P 500 Fund, a         Morgan Stanley Equally-Weighted S&P 500
   series of AIM Counselor Series Trust             Fund
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R
      Class A                                          Class W

   Invesco Fundamental Value Fund, a series         Morgan Stanley Fundamental Value Fund
   of AIM Counselor Series Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Large Cap Relative Value Fund, a         Large Cap Relative Value Portfolio, a
   series of AIM Counselor Series Trust             series of Morgan Stanley Institutional
                                                    Fund, Inc.
      Class Y                                          Class I
      Class A                                          Class P

   Invesco New York Tax-Free Income Fund, a         Morgan Stanley New York Tax-Free Income
   series of AIM Counselor Series Trust             Fund
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco S&P 500 Index Fund, a series of          Morgan Stanley S&P 500 Index Fund
   AIM Counselor Series Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen American Franchise            Van Kampen American Franchise Fund, a
   Fund, a series of AIM Counselor Series           series of Van Kampen Equity Trust II
   Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Core Equity Fund, a           Van Kampen Core Equity Fund, a series of
   series of AIM Counselor Series Trust             Van Kampen Equity Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R

   Invesco Van Kampen Equity and Income Fund,       Van Kampen Equity and Income Fund
   a series of AIM Counselor Series Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R

   Invesco Van Kampen Equity Premium Income         Van Kampen Equity Premium Income Fund, a
   Fund, a series of AIM Counselor Series           series of Van Kampen Equity Trust II
   Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Growth and Income Fund,       Van Kampen Growth and Income Fund
   a series of AIM Counselor Series Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R

   Invesco Van Kampen Pennsylvania Tax Free         Van Kampen Pennsylvania Tax Free Income
   Income Fund, a series of AIM Counselor           Fund
   Series Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C

   Invesco Van Kampen Small Cap Growth Fund,        Van Kampen Small Cap Growth Fund, a
   a series of AIM Counselor Series Trust           series of Van Kampen Equity Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

AIM GROWTH SERIES
   Invesco Convertible Securities Fund, a           Morgan Stanley Convertible Securities
   series of AIM Growth Series                      Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Asset Allocation              Van Kampen Asset Allocation Conservative
   Conservative Fund, a series of AIM Growth        Fund, a series of Van Kampen Equity Trust
   Series
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Asset Allocation Growth       Van Kampen Asset Allocation Growth Fund,
   Fund, a series of AIM Growth Series              a series of Van Kampen Equity Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Asset Allocation              Van Kampen Asset Allocation Moderate
   Moderate Fund, a series of AIM Growth            Fund, a series of Van Kampen Equity Trust
   Series
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Harbor Fund, a series         Van Kampen Harbor Fund
   of AIM Growth Series
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Leaders Fund, a series        Van Kampen Leaders Fund, a series of Van
   of AIM Growth Series                             Kampen Equity Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Real Estate Securities        Van Kampen Real Estate Securities Fund
   Fund, a series of AIM Growth Series
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen U.S. Mortgage Fund, a         Van Kampen U.S. Mortgage Fund, a series
   series of AIM Growth Series                      of Van Kampen U.S. Government Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

AIM INVESTMENT FUNDS

   Invesco Alternative Opportunities Fund, a        Morgan Stanley Alternative Opportunities
   series of AIM Investment Funds                   Fund, a series of Morgan Stanley Series
                                                    Funds
      Class A                                          Class A
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R
      Class A                                          Class W

   Invesco Commodities Strategy Fund, a             Morgan Stanley Commodities Alpha Fund, a
   series of AIM Investment Funds                   series of Morgan Stanley Series Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R
      Class A                                          Class W

   Invesco FX Alpha Plus Strategy Fund, a           The FX Alpha Plus Strategy Portfolio, a
   series of AIM Investment Funds                   series of Morgan Stanley FX Series Funds
      Class A                                          Class A
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R
      Class A                                          Class W

   Invesco FX Alpha Strategy Fund, a series         The FX Alpha Strategy Portfolio, a series
   of AIM Investment Funds                          of Morgan Stanley FX Series Funds
      Class A                                          Class A
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R
      Class A                                          Class W

   Invesco Global Advantage Fund, a series of       Morgan Stanley Global Advantage Fund
   AIM Investment Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Global Dividend Growth Securities        Morgan Stanley Global Dividend Growth
   Fund, a series of AIM Investment Funds           Securities
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Health Sciences Fund, a series of        Morgan Stanley Health Sciences Trust
   AIM Investment Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco International Growth Equity Fund,        International Growth Equity Portfolio, a
   a series of AIM Investment Funds                 series of Morgan Stanley Institutional
                                                    Fund, Inc.
      Class Y                                          Class I
      Class A                                          Class P

   Invesco Pacific Growth Fund, a series of         Morgan Stanley Pacific Growth Fund Inc.
   AIM Investment Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R
      Class A                                          Class W

   Invesco Van Kampen Emerging Markets Fund,        Van Kampen Emerging Markets Fund, a
   a series of AIM Investment Funds                 series of Van Kampen Series Fund, Inc.
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Global Bond                   Van Kampen Global Bond Fund, a series
   Fund, a series of AIM Investment Funds           of Van Kampen Trust II
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R

   Invesco Van Kampen Global Equity                 Van Kampen Global Equity Allocation Fund,
   Allocation Fund, a series of AIM                 a series of Van Kampen Series Fund, Inc.
   Investment Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Global Franchise Fund,        Van Kampen Global Franchise Fund, a
   a series of AIM Investment Funds                 series of Van Kampen Series Fund, Inc.
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Global Tactical Asset         Van Kampen Global Tactical Asset
   Allocation Fund, a series of AIM                 Allocation Fund, a series of Van Kampen
   Investment Funds                                 Trust II
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R

   Invesco Van Kampen International Advantage       Van Kampen International Advantage Fund,
   Fund, a series of AIM Investment Funds           a series of Van Kampen Equity Trust II
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen International Growth          Van Kampen International Growth Fund, a
   Fund, a series of AIM Investment Funds           series of Van Kampen Equity Trust II
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R

AIM INVESTMENT SECURITIES FUNDS

   Invesco High Yield Securities Fund, a            Morgan Stanley High Yield Securities Inc.
   series of AIM Investment Securities Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Core Plus Fixed Income        Van Kampen Core Plus Fixed Income Fund, a
   Fund, a series of AIM Investment                 series of Van Kampen Trust
   Securities Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Corporate Bond Fund, a        Van Kampen Corporate Bond Fund
   series of AIM Investment Securities Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Government Securities         Van Kampen Government Securities Fund
   Fund, a series of AIM Investment
   Securities Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen High Yield Fund, a            Van Kampen High Yield Fund
   series of AIM Investment Securities Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Limited Duration              Van Kampen Limited Duration Fund
   Fund, a series of AIM Investment Securities
   Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

AIM SECTOR FUNDS

   Invesco Mid-Cap Value Fund, a series of          Morgan Stanley Mid-Cap Value Fund
   AIM Sector Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Small-Mid Special Value Fund, a          Morgan Stanley Small-Mid Special Value
   series of AIM Sector Funds                       Fund
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Special Value Fund, a series of          Morgan Stanley Special Value Fund
   AIM Sector Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R
      Class A                                          Class W

   Invesco Technology Sector Fund, a series         Morgan Stanley Technology Fund
   of AIM Sector Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco U.S. Mid Cap Value Fund, a series        U.S. Mid Cap Value Portfolio, a series of
   of AIM Sector Funds                              Morgan Stanley Institutional Fund Trust
      Class Y                                          Class I
      Class Y                                          Investment Class
      Class A                                          Class P

   Invesco U.S. Small Cap Value Fund, a             U.S. Small Cap Value Portfolio, a series
   series of AIM Sector Funds                       of Morgan Stanley Institutional Fund Trust
      Class Y                                          Class I
      Class A                                          Class P

   Invesco U.S. Small/Mid Cap Value Fund, a         U.S. Small/Mid Cap Value Portfolio, a
   series of AIM Sector Funds                       series of Morgan Stanley Institutional
                                                    Fund, Inc.
      Class Y                                          Class I
      Class A                                          Class P

   Invesco Value Fund, a series of AIM Sector       Morgan Stanley Value Fund
   Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Value II Fund, a series of AIM           Value Portfolio, a series of Morgan
   Sector Funds                                     Stanley Institutional Fund Trust
      Class Y                                          Class I
      Class A                                          Class P

   Invesco Van Kampen American Value Fund, a        Van Kampen American Value Fund, a series
   series of AIM Sector Funds                       of Van Kampen Series Fund, Inc.
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R

   Invesco Van Kampen Capital Growth Fund, a        Van Kampen Capital Growth Fund
   series of AIM Sector Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R

   Invesco Van Kampen Comstock Fund, a series       Van Kampen Comstock Fund
   of AIM Sector Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R

   Invesco Van Kampen Enterprise Fund, a            Van Kampen Enterprise Fund
   series of AIM Sector Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Mid Cap Growth Fund, a        Van Kampen Mid Cap Growth Fund, a series
   series of AIM Sector Funds                       of Van Kampen Equity Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I
      Class R                                          Class R

   Invesco Van Kampen Small Cap Value Fund, a       Van Kampen Small Cap Value Fund, a series
   series of AIM Sector Funds                       of Van Kampen Equity Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Technology Fund, a            Van Kampen Technology Fund, a series of
   series of AIM Sector Funds                       Van Kampen Equity Trust II
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Utility Fund, a series        Van Kampen Utility Fund, a series of Van
   of AIM Sector Funds                              Kampen Equity Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Value Opportunities           Van Kampen Value Opportunities Fund, a
   Fund, a series of AIM Sector Funds               series of Van Kampen Equity Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

AIM TAX-EXEMPT FUNDS

   Invesco Municipal Fund, a series of AIM          Municipal Portfolio, a series of Morgan
   Tax-Exempt Funds                                 Stanley Institutional Fund Trust
      Class A                                          Class H
      Class Y                                          Class I
      Class A                                          Class L
      Class A                                          Class P

   Invesco Tax-Exempt Securities Fund, a            Morgan Stanley Tax-Exempt Securities Trust
   series of AIM Tax-Exempt Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen California Insured Tax        Van Kampen California Insured Tax Free
   Free Fund, a series of AIM Tax-Exempt            Fund, a series of Van Kampen Tax Free
   Funds                                            Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen High Yield Municipal          Van Kampen High Yield Municipal Fund, a
   Fund, a series of AIM Tax-Exempt Funds           series of Van Kampen Tax-Exempt Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Insured Tax Free Income       Van Kampen Insured Tax Free Income Fund,
   Fund, a series of AIM Tax-Exempt Funds           a series of Van Kampen Tax Free Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Intermediate Term             Van Kampen Intermediate Term Municipal
   Municipal Income Fund, a series of AIM           Income Fund, a series of Van Kampen Tax
   Tax-Exempt Funds                                 Free Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen Municipal Income Fund,        Van Kampen Municipal Income Fund, a
   a series of AIM Tax-Exempt Funds                 series of Van Kampen Tax Free Trust
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C
      Class Y                                          Class I

   Invesco Van Kampen New York Tax Free             Van Kampen New York Tax Free Income Fund,
   Income Fund, a series of AIM Tax-Exempt          a series of Van Kampen Tax Free Trust
   Funds
      Class A                                          Class A
      Class B                                          Class B
      Class C                                          Class C

AIM VARIABLE INSURANCE FUNDS
   Invesco V.I. Dividend Growth Fund, a             The Dividend Growth Portfolio, a series
   series of AIM Variable Insurance Funds           of Morgan Stanley Variable Investment
                                                    Series
      Series I                                         Class X
      Series II                                        Class Y

   Invesco V.I. Global Dividend Growth Fund,        The Global Dividend Growth Portfolio, a
   a series of AIM Variable Insurance Funds         series of Morgan Stanley Variable
                                                    Investment Series
      Series I                                         Class X
      Series II                                        Class Y

   Invesco V.I. High Yield Fund, a series of        The High Yield Portfolio, a series of
   AIM Variable Insurance Funds                     Morgan Stanley Variable Investment Series
      Series I                                         Class X
      Series II                                        Class Y

   Invesco V.I. Income Builder Fund, a series       The Income Builder Portfolio, a series of
   of AIM Variable Insurance Funds                  Morgan Stanley Variable Investment Series
      Series I                                         Class X
      Series II                                        Class Y

   Invesco V.I. S&P 500 Index Fund, a series        The S&P 500 Index Portfolio, a series of
   of AIM Variable Insurance Funds                  Morgan Stanley Variable Investment
                                                    Series
      Series I                                         Class X
      Series II                                        Class Y

   Invesco V.I. Select Dimensions Balanced          The Balanced Portfolio, a series of
   Fund, a series of AIM Variable Insurance         Morgan Stanley Select Dimensions
   Funds                                            Investment Series
      Series I                                         Class X
      Series II                                        Class Y

   Invesco V.I. Select Dimensions Dividend          The Dividend Growth Portfolio, a series
   Growth Fund, a series of AIM Variable            of Morgan Stanley Select Dimensions
   Insurance Funds                                  Investment Series
      Series I                                         Class X
      Series II                                        Class Y

   Invesco V.I. Selection Dimensions                The Equally-Weighted S&P 500 Portfolio, a
   Equally-Weighted S&P 500 Fund, a series of       series of Morgan Stanley Select
   AIM Variable Insurance Funds                     Dimensions Investment Series
      Series I                                         Class X
      Series II                                        Class Y

   Invesco Van Kampen V.I. Capital Growth           Van Kampen Life Investment Trust Capital
   Fund, a series of AIM Variable Insurance         Growth Portfolio, a series of Van Kampen
   Funds                                            Life Investment Trust
      Series I                                         Class I
      Series II                                        Class II

   Invesco Van Kampen V.I. Comstock Fund, a         Van Kampen Life Investment Trust Comstock
   series of AIM Variable Insurance Funds           Portfolio, a series of Van Kampen Life
                                                    Investment Trust
      Series I                                         Class I
      Series II                                        Class II

   Invesco Van Kampen V.I. Equity and Income        Equity and Income Portfolio, a series of
   Fund, a series of AIM Variable Insurance         The Universal Institutional Funds, Inc.
   Funds
       Series II                                       Class II

   Invesco Van Kampen V.I. Global Tactical          Van Kampen Life Investment Trust Global
   Asset Allocation Fund, a series of AIM           Tactical Asset Allocation Portfolio, a
   Variable Insurance Funds                         series of Van Kampen Life Investment Trust
      Series I                                         Class I
      Series II                                        Class II

   Invesco Van Kampen V.I. Global Value             Global Value Equity Portfolio, a series
   Equity Fund, a series of AIM Variable            of The Universal Institutional Funds, Inc.
   Insurance Funds
      Series I                                         Class I

   Invesco Van Kampen V.I. Government Fund, a       Van Kampen Life Investment Trust
   series of AIM Variable Insurance Funds           Government Portfolio, a series of Van
                                                    Kampen Life Investment Trust
      Series I                                         Class I
      Series II                                        Class II

   Invesco Van Kampen V.I. Growth and Income        Van Kampen Life Investment Trust Growth
   Fund, a series of AIM Variable Insurance         and Income Portfolio, a series of Van
   Funds                                            Kampen Life Investment Trust
      Series I                                         Class I
      Series II                                        Class II

   Invesco Van Kampen V.I. High Yield Fund, a       High Yield Portfolio, a series of The
   series of AIM Variable Insurance Funds           Universal Institutional Funds, Inc.
      Series I                                         Class I

   Invesco Van Kampen V.I. International            International Growth Equity Portfolio, a
   Growth Equity Fund, a series of AIM              series of The Universal Institutional
   Variable Insurance Funds                         Funds, Inc.
      Series II                                        Class II

   Invesco Van Kampen V.I. Mid Cap Growth           Van Kampen Life Investment Trust Mid Cap
   Fund, a series of AIM Variable Insurance         Growth Portfolio, a series of Van Kampen
   Funds                                            Life Investment Trust
      Series II                                        Class II

   Invesco Van Kampen V.I. Mid Cap Value            U.S. Mid Cap Value Portfolio, a series of
   Fund, a series of AIM Variable Insurance         The Universal Institutional Funds, Inc.
   Funds
      Series I                                         Class I
      Series II                                        Class II

   Invesco Van Kampen V.I. Value Fund, a            Value Portfolio, a series of The
   series of AIM Variable Insurance Funds           Universal Institutional Funds, Inc.
      Series I                                         Class I

                                    EXHIBIT B

           ORGANIZATIONAL FORM AND JURISDICTIONS OF EACH TARGET ENTITY

                                                     JURISDICTION WHERE       FORM OF
                  TARGET ENTITY                          ORGANIZED          ORGANIZATION
--------------------------------------------------   ------------------   ----------------
Morgan Stanley Balanced Fund                         Massachusetts        Business trust
Morgan Stanley California Tax-Free Income Fund       Massachusetts        Business trust
Morgan Stanley Convertible Securities Trust          Massachusetts        Business trust
Morgan Stanley Dividend Growth Securities Inc.       Maryland             Corporation
Morgan Stanley Equally-Weighted S&P 500 Fund         Massachusetts        Business trust
Morgan Stanley Fundamental Value Fund                Massachusetts        Business trust
Morgan Stanley FX Series Funds                       Massachusetts        Business trust
Morgan Stanley Global Advantage Fund                 Massachusetts        Business trust
Morgan Stanley Global Dividend Growth Securities     Massachusetts        Business trust
Morgan Stanley Health Sciences Trust                 Massachusetts        Business trust
Morgan Stanley High Yield Securities Inc.            Maryland             Corporation
Morgan Stanley Institutional Fund, Inc.              Maryland             Corporation
Morgan Stanley Institutional Fund Trust              Pennsylvania         Business trust
Morgan Stanley Mid-Cap Value Fund                    Massachusetts        Business trust
Morgan Stanley New York Tax-Free Income Fund         Massachusetts        Business trust
Morgan Stanley Pacific Growth Fund Inc.              Maryland             Corporation
Morgan Stanley S&P 500 Index Fund                    Massachusetts        Business trust
Morgan Stanley Select Dimensions Investment Series   Massachusetts        Business trust
Morgan Stanley Series Funds                          Massachusetts        Business trust
Morgan Stanley Small-Mid Special Value Fund          Massachusetts        Business trust
Morgan Stanley Special Value                         Massachusetts        Business trust
Fund

Morgan Stanley Tax-Exempt Securities Trust           Massachusetts        Business trust
Morgan Stanley Technology Fund                       Massachusetts        Business trust
Morgan Stanley Value Fund                            Massachusetts        Business trust
Morgan Stanley Variable Investment Series            Massachusetts        Business trust
The Universal Institutional Funds, Inc.              Maryland             Corporation
Van Kampen Capital Growth Fund                       Delaware             Statutory trust
Van Kampen Comstock Fund                             Delaware             Statutory trust
Van Kampen Corporate Bond Fund                       Delaware             Statutory trust
Van Kampen Enterprise Fund                           Delaware             Statutory trust
Van Kampen Equity and Income Fund                    Delaware             Statutory trust
Van Kampen Equity Trust                              Delaware             Statutory trust
Van Kampen Equity Trust II                           Delaware             Statutory trust
Van Kampen Government Securities Fund                Delaware             Statutory trust
Van Kampen Growth and Income Fund                    Delaware             Statutory trust
Van Kampen Harbor Fund                               Delaware             Statutory trust
Van Kampen High Yield Fund                           Delaware             Statutory trust
Van Kampen Life Investment Trust                     Delaware             Statutory trust
Van Kampen Limited Duration Fund                     Delaware             Statutory trust
Van Kampen Pennsylvania Tax Free Income Fund         Pennsylvania         Common law trust
Van Kampen Real Estate Securities Fund               Delaware             Statutory trust
Van Kampen Series Fund, Inc.                         Maryland             Corporation
Van Kampen Tax-Exempt Trust                          Delaware             Statutory trust
Van Kampen Tax Free Trust                            Delaware             Statutory trust
Van Kampen Trust                                     Delaware             Statutory trust
Van Kampen Trust II                                  Delaware             Statutory trust
Van Kampen U.S. Government Trust                     Delaware             Statutory trust

                                 SCHEDULE 1.2(C)

                              EXCLUDED LIABILITIES

None

SCHEDULE 8.6

                                  TAX OPINIONS

     With respect to each Reorganization:

     (i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

     (ii) No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

     (iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

     (iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

     (v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

     (vi) The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

     (vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

     (viii) The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

     (ix) The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.